UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2007

Southern Star Central Corp.

______________________

(Exact name of registrant as specified in its charter)

Delaware	333-110979	04-3712210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4700 Highway 56, Owensboro, KY		42301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (270) 852-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

_________________________________________________________________________________________________

Item 5.03.

Amendment to Bylaws.

Amendment to Bylaws:

On March 22, 2007, Southern Star Central Corp. (“Southern Star”) amended its bylaws to provide that the vote of a majority of the then total authorized number of directors (a “Supermajority”) shall be the act of the board of directors unless the Certificate of Incorporation or the bylaws require a vote of a greater number.  The bylaws were also amended to provide that the board of directors may, by resolution passed by a Supermajority, provide for an executive committee of two or more directors and shall elect the members thereof to serve during the pleasure of the board and may designate one of these members to act as chairman.  In addition, during the intervals between the meetings of the board of directors, the executive committee will possess and may exercise any or all of the powers of the board of directors in the management or direction of the business and affairs of Southern Star and under the bylaws to the extent authorized by resolution adopted by a Supermajority and subject to such limitations as may be imposed by the laws of the State of Delaware.  When the office of any director becomes vacant or unfilled, whether by reason of death, resignation, removal, increase in the authorized number of directors or otherwise, such vacancy or vacancies may be filled by resolution passed by a Supermajority.  The bylaws were further amended to provide that, except as may otherwise be prohibited or restricted under the laws of the State of Delaware, the board of directors at any meeting called for such purpose, by resolution passed by a Supermajority, may remove any director from office for cause and may elect his successor, and by similar vote may remove from office, without cause, any director elected by the board, and may elect his successor.

The bylaws may now be amended or repealed either at any meeting of stockholders at which a quorum is present by vote of the stockholders as provided in Article I, Sections 5 and 6 of the bylaws, or at any meeting of the board of directors by resolution passed by a Supermajority; provided the notice of such meeting of stockholders or directors or waiver of notice thereof contains a statement of the substance of the proposed amendment or repeal.

On March 22, 2007, Southern Star Central Gas Pipeline (“Gas Pipeline”) amended its bylaws to provide that unless otherwise provided in the Certificate of Incorporation or the bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled by a Supermajority.  Additionally, at all meetings of the board of directors, directors constituting a Supermajority shall constitute a quorum for the transaction of business.  The vote of a Supermajority shall be the act of the board of directors unless the Certificate of Incorporation or the bylaws require a vote of a greater number.  The board of directors may, by resolution passed by a Supermajority, designate one or more committees, each committee to consist of one or more of the directors.  Vacancies in any such committee shall be filled by the board of directors, but in the absence or disqualification of a member of such committee, the member or members thereof present at any meeting and not disqualified from voting may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member.  The amendment to the bylaws removed the requirement that any officer elected by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors.  Any officer of Gas Pipeline may now be removed, with or without cause, by a vote of a Supermajority at a meeting for that purpose.  The bylaws may be altered or repealed, by the affirmative vote of a Supermajority, but the stockholders may make additional bylaws and may alter or repeal any bylaw whether or not adopted by them.

These amendments to the bylaws of Southern Star and Gas Pipeline were adopted in order to ensure that a Supermajority vote would be required for the Board of each company to take action.

A copy of the Certificate of Amendment of Bylaws for each of Southern Star and Gas Pipeline are filed hereto as Exhibits 3.5 and 3.6, respectively, and are incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

3.5  Certificate of Amendment of Bylaws of Southern Star Central Corp.

3.6  Certificate of Amendment of Bylaws of Southern Star Central Gas Pipeline, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2007	SOUTHERN STAR CENTRAL CORP. /s/ Susanne W. Harris
Susanne W. Harris Vice President, Chief Financial Officer and Treasurer

Exhibit 3.5

CERTIFICATE OF AMENDMENT OF BY-LAWS

OF

SOUTHERN STAR CENTRAL CORP.

A Delaware Corporation

THIS IS TO CERTIFY:

That I am a duly-elected, qualified and acting Secretary of Southern Star Central Corp., a Delaware corporation (the “Corporation”), and that the following Amendment to the By-Laws was adopted by the Corporation’s Board of Directors on March 22nd, 2007, pursuant to Article XII of the By-Laws:

NOW, THEREFORE, BE IT RESOLVED, that pursuant to Article XII of the By-Laws of the Corporation, the first paragraph of Article II, Section 4 of the By-Laws of the Corporation is hereby amended by adding the following fourth sentence to the first paragraph:

“The vote of a majority of the then total authorized number of  directors (a “Supermajority”) shall be the act of the board of directors unless the Certificate of Incorporation or these By-Laws shall require a vote of a greater number.”

RESOLVED FURTHER, that pursuant to Article XII of the By-Laws of the Corporation, the first sentence of Article II, Section 5 of the By-Laws of the Corporation is hereby amended by deleting it in its entirety and replacing it with the following:

“The board of directors may by resolution passed by a Supermajority provide for an executive committee of two or more directors and shall elect the members thereof to serve during the pleasure of the board and may designate one of such members to act as chairman.”

RESOLVED FURTHER, that pursuant to Article XII of the By-Laws of the Corporation, the third sentence of Article II, Section 5 of the By-Laws of the Corporation is hereby amended by deleting it in its entirety and replacing it with the following:

“During the intervals between the meetings of the board of directors, the executive committee shall possess and may exercise any or all of the powers of the board of directors in the management or direction of the business and affairs of the corporation and under these By-Laws to the extent authorized by resolution adopted by a Supermajority and subject to such limitations as may be imposed by the laws of the State of Delaware.”

RESOLVED FURTHER, that pursuant to Article XII of the By-Laws of the Corporation, the first sentence of Article IV, Section 2(a) of the By-Laws of the Corporation is hereby amended by deleting it in its entirety and replacing it with the following:

“When the office of any director becomes vacant or unfilled, whether by reason of death, resignation, removal, increase in the authorized number of directors or otherwise, such vacancy or vacancies may be filled by resolution passed by a Supermajority.”

RESOLVED FURTHER, that pursuant to Article XII of the By-Laws of the Corporation, the second sentence of Article IV, Section 3(a) of the By-Laws of the Corporation is hereby amended by deleting it in its entirety and replacing it with the following:

“Except as may otherwise be prohibited or restricted under the laws of the State of Delaware, the board of directors at any meeting called for such purpose, by resolution passed by a Supermajority, may remove any director from office for cause and may elect his successor, and by similar vote may remove from office, without cause, any director elected by the board, and may elect his successor.”

RESOLVED FURTHER, that pursuant to Article XII of the By-Laws of the Corporation, Section 1, Part (iv) of Article VIII of the By-Laws of the Corporation is hereby amended by replacing the period following the term “stockholder” with a comma.

RESOLVED FURTHER, that pursuant to Article XII of the By-Laws of the Corporation, Article XII, Section (a) of the By-Laws of the Corporation is hereby amended by deleting it in its entirety and replacing it with the following:

“at any meeting of stockholders at which a quorum is present by vote of the stockholders as provided in Article I Sections 5 and 6 of these By-laws, or”

RESOLVED FURTHER, that pursuant to Article XII of the By-Laws of the Corporation, Article XII, Section (b) of the By-Laws of the Corporation is hereby amended by deleting it in its entirety and replacing it with the following:

“at any meeting of the board of directors by resolution passed by a Supermajority; provided the notice of such meeting of stockholders or directors or waiver of notice thereof contains a statement of the substance of the proposed amendment or repeal.”

RESOLVED FURTHER, that the Secretary of the Corporation is hereby directed to place in the minute book of the Corporation a statement evidencing the foregoing amendment to the By-Laws.

I further certify that said By-Laws of the Corporation, as amended by the foregoing, are in full force and effect and have not been further modified, rescinded or repealed as of this date.

Executed this 22nd  day of March, 2007

/s/ Beverly Griffith

Corporate________________, Secretary

Exhibit 3.6

CERTIFICATE OF AMENDMENT OF BY-LAWS

OF

SOUTHERN STAR CENTRAL GAS PIPELINE, INC.

A Delaware Corporation

THIS IS TO CERTIFY:

That I am a duly-elected, qualified and acting Secretary of Southern Star Central Gas Pipeline, Inc., a Delaware corporation (the “Corporation”) and that the following Amendment to the By-laws was adopted by the Corporation’s Board of Directors on March 22, 2007, pursuant to Article VII, Section 7.6 of the By-laws:

NOW, THEREFORE, BE IT RESOLVED, that pursuant to Article VII, Section 7.6 of the By-laws of the Corporation, the fourth sentence of Article II, Section 2.2 of the By-laws of the Corporation is hereby amended by deleting it in its entirety and replacing it with the following:

“Unless otherwise provided in the Certificate of Incorporation or these By-laws, vacancies and newly created directorships resulting from any increase in the authorized number of Directors or from any other cause may be filled by a majority of the then total authorized number of Directors (a “Supermajority”).”

RESOLVED FURTHER, that pursuant to Article VII, Section 7.6 of the By-Laws of the Corporation, the first sentence of Article II, Section 2.6 of the By-Laws of the Corporation is hereby amended by deleting it in its entirety and replacing it with the following:

“At all meetings of the Board of Directors, Directors constituting a Supermajority shall constitute a quorum for the transaction of business.”

RESOLVED FURTHER, that pursuant to Article VII, Section 7.6 of the By-laws of the Corporation, the second sentence of Article II, Section 2.6 of the By-laws of the Corporation is hereby amended by deleting it in its entirety and replacing it with the following:

“The vote of a Supermajority shall be the act of the Board unless the Certificate of Incorporation or these By-laws shall require a vote of a greater number.”

RESOLVED FURTHER, that pursuant to Article VII, Section 7.6 of the By-laws of the Corporation, the first sentence of Article III, Section 3.1 of the By-laws of the Corporation is hereby amended by deleting it in its entirety and replacing it with the following:

“The Board of Directors may, by resolution passed by a Supermajority, designate one or more committees, each committee to consist of one or more of the Directors.”

RESOLVED FURTHER, that pursuant to Article VII, Section 7.6 of the By-Laws of the Corporation, the third sentence of Article III, Section 3.1 of the By-Laws of the Corporation is hereby amended by deleting it in its entirety and replacing it with the following:

“Vacancies in any such committee shall be filled by the Board, but in the absence or disqualification of a member of such committee, the member or members thereof present at any meeting and not disqualified from voting may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.”

RESOLVED FURTHER, that pursuant to Article VII, Section 7.6 of the By-Laws of the Corporation, the second sentence of Article IV, Section 4.2 of the By-Laws of the Corporation is hereby deleted.

RESOLVED FURTHER, that pursuant to Article VII, Section 7.6 of the By-laws of the Corporation, Article IV, Section 4.12 of the By-laws of the Corporation is hereby amended by deleting it in its entirety and replacing it with the following:

“Any officer of the Company may be removed, with or without cause, by a vote of a Supermajority at a meeting for that purpose.”

RESOLVED FURTHER, that pursuant to Article VII, Section 7.6 of the By-laws of the Corporation, the first sentence of Article VII, Section 7.6 of the By-laws of the Corporation is hereby amended by deleting it in its entirety and replacing it with the following:

“These By-laws may be altered or repealed and new By-laws made, by the affirmative vote of a Supermajority, but the stockholders may make additional By-laws and may alter or repeal any By-law whether or not adopted by them.”

RESOLVED FURTHER, that the Secretary of the Corporation is hereby directed to place in the minute book of the Corporation a statement evidencing the foregoing amendment to the By-laws.

I further certify that said By-laws of the Corporation, as amended by the foregoing, are in full force and effect and have not been further modified, rescinded or repealed as of this date.

Executed this 22 day of March, 2007

/s/ Beverly Griffith

Corporate_______________, Secretary